STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

Copy Request

December 27, 2016

Job Number: C20161223-0108
Reference Number: 00010503344-30
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
20090456166-49	Articles of Incorporation	2 Pages/1 Copies
20090494750-20	Initial List	1 Pages/1 Copies
20100434117-23	Annual List	1 Pages/1 Copies
20110347737-95	Annual List	1 Pages/1 Copies
20120371719-03	Annual List	1 Pages/1 Copies
20130409457-65	Annual List	1 Pages/1 Copies
20130671553-83	Amended List	1 Pages/1 Copies
20140394151-60	Annual List	1 Pages/1 Copies
20150008122-61	Merge In	8 Pages/1 Copies
20160081239-22	Annual List	2 Pages/1 Copies
20160227453-22	Annual List	2 Pages/1 Copies
20160315854-45	Amended List	2 Pages/1 Copies
20160321272-36	Amendment	1 Pages/1 Copies
20160510234-84	Amended List	2 Pages/1 Copies

Respectfully,

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

BARBARA K. CEGAVSKE
Secretary of State

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090456166-49
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/29/2009 7:14 AM
	Entity Number E0303442009-1

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Rich Star Development
2. Registered Agent for Service of Process: (check only one box)	☐ Commercial Registered Agent: ____ Name ☒ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below) Aspen Asset Management Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity 6623 Las Vegas Blvd. South #255 (Street Address), Las Vegas (City), Nevada 89119 (Zip Code) Mailing Address (if different from street address): ____ City: ____ Nevada Zip Code: ____
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 75,000,000 — Par value per share: $ 0.001 — Number of shares *without par value:* 0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Kung Man Yee (Name) 1307 Oxford Street (Street Address), Coquitlam (City), BC (State), V3B4G3 (Zip Code) 2) Chan Ying Yiu (Name) 1327 Amazon Court (Street Address), Port Coquitlam (City), BC (State), V3B7W1 (Zip Code)
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:*
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Aspen Asset Management (Name) — X [signature] Incorporator Signature 6623 Las Vegas Blvd. South #255 (Address), Las Vegas (City), NV (State), 89119 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date: 5/15/09

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Rich Star Development Corporation
Name of Represented Business Entity

I, Aspen Asset Management am a:
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only one)

a) ☐ commercial registered agent listed with the Nevada Secretary of State,

b) ☒ noncommercial registered agent with the following address for service of process:

Street Address	City		Zip Code
6623 Las Vegas Blvd. South #255	Las Vegas	Nevada	89119

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

c) ☐ represented entity accepting own service of process at the following address:

President
Title of Office or Position of Person in Represented Entity

Street Address	City		Zip Code
6623 Las Vegas Blvd. South #255	Las Vegas	Nevada	89119

Mailing Address (if different from street address)	City		Zip Code
		Nevada	

and hereby state that on 5/14/09 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

5/15/09
Date

*If changing Registered Agent when reinstating, officer's signature required.

X
Signature of Officer

Date

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER: E0303442009-1

Rich Star Development Corporation
NAME OF CORPORATION

FOR THE FILING PERIOD OF may 09 TO may 10

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Aspen Asset Management
6623 Las Vegas Blvd. South #255
Las Vegas Nevada 89119

A FORM TO CHANGE REGISTERED AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: www.nvsos.gov

Filed in the office of	Document Number **20090494750-20**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **06/17/2009 8:02 AM**
	Entity Number **E0303442009-1**

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

YOU MAY NOW FILE YOUR INITIAL LIST ONLINE AT www.nvsos.gov

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of the first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	CITY	STATE	ZIP CODE
Kung Man Yee	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS: 10300 W. Charleston Blvd 13-56		Las Vegas	NV	89135
Chan Ying Yiu	SECRETARY (OR EQUIVALENT OF)			
ADDRESS: 10300 W. Charleston Blvd. 13-56		Las Vegas	NV	89135
	TREASURER (OR EQUIVALENT OF)			
ADDRESS:				
	DIRECTOR			
ADDRESS:				

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Chan Ying Yiu
Signature of Officer

Title

Date

FAXED 5/12

Rich Star
6/8/10 In process about 2 weeks

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

RICH STAR DEVELOPMENT

NAME OF CORPORATION

FILE NUMBER: E0303442009-1

FOR THE FILING PERIOD OF 5/2010 TO 5/2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

ASPEN ASSET MANAGEMENT
6623 LAS VEGAS BLVD. SOUTH #255
LAS VEGAS, NEV 89119

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20100434117-23
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 06/11/2010 8:08 AM
	Entity Number E0303442009-1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption code: ____

☐ Month and year your State Business License expires: __ __ 20__

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
KUNG MAN YEE	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD	LAS VEGAS	NV	89135
NAME	TITLE(S)		
CHAN YING YIU	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD	LAS VEGAS	NV	89135
NAME	TITLE(S)		
	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Kung Man Yee — Title: President — Date: 5.12.10

Signature of Officer

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

Rich Star Development

NAME OF CORPORATION

E0303442009-1

110102

FOR THE FILING PERIOD OF 5/31/2011 TO 5/31/2012

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Aspen Asset Management Services
6623 Las Vegas Blvd S #255
Las Vegas NV 89119

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number **20110347737-95**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **05/09/2011 2:43 PM**
	Entity Number **E0303442009-1**

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Kung man Yee	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W. Charleston Blvd #10-56	Las Vegas	nv	89135
NAME	TITLE(S)		
Chan Ying Yiu	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W. Charleston Blvd #10-56	Las Vegas	NV	89135
NAME	TITLE(S)		
	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X

Signature of Officer

Title: Registered Agent

Date: 05/09/2011

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

RICH STAR DEVELOPMENT | E0303442009-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/2012 TO 5/2013

*****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov*****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

ASPEN ASSET MANAGEMENT
6623 LAS VEGAS BLVD. SOUTH #255
LAS VEGAS, NV 89119 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20120371719-03
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/25/2012 2:44 PM Entity Number E0303442009-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 1489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
KUNG MAN YEE	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56	LAS VEGAS	NV	89135
NAME	TITLE(S)		
CHAN YING YIU	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56	LAS VEGAS	NV	89135
NAME	TITLE(S)		
YING YIU CHAN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56	LAS VEGAS	NV	89135
NAME	TITLE(S)		
YING YIU CHAN	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD. 13-56	LAS VEGAS	NV	89135

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ALAN SHINDERMAN

Signature of Officer

Title REGISTER AGENT

Date 5/25/2012 2:44:55 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

RICH STAR DEVELOPMENT | E0303442009-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2013 TO MAY, 2014

110105

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

ASPEN ASSET MANAGEMENT
6623 LAS VEGAS BLVD. SOUTH #255
LAS VEGAS, NV 89119

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20130409457-65**
	Filing Date and Time
	06/21/2013 9:54 AM
	Entity Number
	E0303442009-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

<u>IMPORTANT</u>: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **<u>Ordering Copies:</u>** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

<u>CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW</u>

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

<u>NRS 76.020 Exemption Codes</u>
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
MAN YEE KUNG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
YING YIU CHAN	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
YING YIU CHAN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
YING YIU CHAN	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD. 13-56 , USA	LAS VEGAS	NV	89135

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

MAN YEE KUNG

X

Signature of Officer

Title	**Date**
PRESIDENT	6/21/2013 9:54:45 AM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

RICH STAR DEVELOPMENT

NAME OF CORPORATION

ENTITY NUMBER: E0303442009-1

FOR THE FILING PERIOD OF MAY, 2013 TO MAY, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20130671553-83
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/14/2013 7:58 PM
	Entity Number E0303442009-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SIU MUN KUNG	PRESIDENT (OR EQUIVALENT OF)	10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
SIU MUN KUNG	SECRETARY (OR EQUIVALENT OF)	10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
SIU MUN KUNG	TREASURER (OR EQUIVALENT OF)	10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
SIU MUN KUNG	DIRECTOR	10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X LORI PARKS

Signature of Officer or Other Authorized Signature

Title ACCOUNTANT

Date 10/14/2013 7:58:40 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

RICH STAR DEVELOPMENT | E0303442009-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2014 TO MAY, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140394151-60
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/30/2014 8:20 AM
	Entity Number E0303442009-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
SIU MUN KUNG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
SIU MUN KUNG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
SIU MUN KUNG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135
NAME	TITLE(S)		
SIU MUN KUNG	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
10300 W CHARLESTON BLVD 13-56 , USA	LAS VEGAS	NV	89135

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ALAN SHINDERMAN	Title	Date
Signature of Officer or Other Authorized Signature	REGISTERED AGENT	5/30/2014 8:20:08 AM

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20150008122-61
Barbara K. Cegavske	Filing Date and Time
Secretary of State	01/08/2015 8:37 AM
State of Nevada	Entity Number
	E0303442009-1

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

China Gewang Biotechnology, Inc.
Name of merging entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

Rich Star Development
Name of surviving entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

China Gewang Biotechnology, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Rich Star Development
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1 of the Articles of Incorporation shall be amended to state:

1. Name of Corporation: China Gewang Biotechnology, Inc.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ____________ Time: ____________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.**

China Gewang Biotechnology, Inc.

Name of merging entity

X [signature] | President | Jan. 8, 2015

Signature | Title | Date

Name of merging entity

X

Signature | Title | Date

Name of merging entity

X

Signature | Title | Date

Name of merging entity

X

Signature | Title | Date

and,

Rich Star Development

Name of surviving entity

X [signature] | President | Jan. 8, 2015

Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PLAN OF MERGER

between

Rich Star Development

and

China Gewang Biotechnology, Inc.

ADOPTED BY

the Board of Directors of

Rich Star Development

pursuant to

Section 92A.180

of the Nevada Revised Statutes

****

Dated as of December 22, 2014

SECTION 1.01 THE MERGER.

(i) Conversion of China Gewang Shares. At the Effective Time, by virtue of the Merger and without any action on the part of Rich Star Development, China Gewang Biotechnology, Inc. or the holders of any of their respective securities:

(A) Each of the issued and outstanding shares of common stock of China Gewang Biotechnology, Inc. (the "**China Gewang Shares**") immediately prior to the Effective Time shall be converted into and represent the right to receive, and shall be exchangeable for, one share of common stock of Rich Star Development (the "**Merger Shares**").

(B) All China Gewang Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Shares upon the surrender of such certificate to the transfer agent for the commons stock of Rich Star Development.

(ii) Change of Corporate Name. The Articles of Merger filed to effect the Merger shall provide for a change of the name of the surviving entity from Rich Star Development to China Gewang Biotechnology, Inc.

SECTION 1.02 MERGER; EFFECTIVE TIME.

At the Effective Time, China Gewang Biotechnology, Inc. shall merge with and into Rich Star Development in accordance with the provisions of Section 92A.180 of the Nevada Revised Statutes, the separate corporate existence of China Gewang Biotechnology, Inc. shall cease, and Rich Star Development shall continue as the Surviving Entity under its new name (the "Merger"). The Effective Time shall occur upon the filing with the Secretary of State of the State of Nevada of Articles of Merger (the "**Effective Time**").

* * * * *

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CHINA GEWANG BIOTECHNOLOGY, INC. — E0303442009-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2015 TO MAY, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number
Barbara K. Cegavske	**20160081239-22**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **02/23/2016 5:33 PM**
	Entity Number **E0303442009-1**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SHILI ZHANG	PRESIDENT (OR EQUIVALENT OF)	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
FENGXIA WU	SECRETARY (OR EQUIVALENT OF)	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
FENGXIA WU	TREASURER (OR EQUIVALENT OF)	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
LINGJING ZHAO	DIRECTOR	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X SHILI ZHANG

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 2/23/2016 5:33:38 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

CHINA GEWANG BIOTECHNOLOGY, INC.

ENTITY NUMBER: E0303442009-1

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SHILI ZHANG	DIRECTOR	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
FENGXIA WU	DIRECTOR	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CHINA GEWANG BIOTECHNOLOGY, INC. | E0303442009-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2016 TO MAY, 2017

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of	Document Number
Barbara K. Cegavske	20160227453-22
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 05/19/2016 6:35 PM
	Entity Number E0303442009-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
LI WANG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	TITLE(S)		
FENGXIA WU	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	TITLE(S)		
FENGXIA WU	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	TITLE(S)		
FENGXIA WU	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X LI WANG

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 5/19/2016 6:35:33 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

ENTITY NUMBER

CHINA GEWANG BIOTECHNOLOGY, INC.

E0303442009-1

NAME	TITLE(S)		
LI WANG	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	**TITLE(S)**		
LINGJING ZHAO	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CHINA GEWANG BIOTECHNOLOGY, INC. | E0303442009-1

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2016 TO MAY, 2017

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of	Document Number
Barbara K. Cegavske	20160315854-45
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 07/17/2016 10:31 AM
	Entity Number E0303442009-1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
YINGPING ZHANG	PRESIDENT (OR EQUIVALENT OF)	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
LINGJING ZHAO	SECRETARY (OR EQUIVALENT OF)	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
MING CHENG	TREASURER (OR EQUIVALENT OF)	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
LI WANG	DIRECTOR	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X YINGPING ZHANG

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 7/17/2016 10:31:35 AM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

	ENTITY NUMBER
CHINA GEWANG BIOTECHNOLOGY, INC.	E0303442009-1

NAME	TITLE(S)		
JUN WEN	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	**TITLE(S)**		
YINGPING ZHANG	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20160321272-36
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 07/20/2016 8:00 AM
	Entity Number E0303442009-1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

China Gewang Biotechnology, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to provide:

3. Authorized Stock: The number of shares of stock that the corporation is authorized to issue shall be 100,000,000 shares of common stock with a par value per share of $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: majority of the voting power

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CHINA GEWANG BIOTECHNOLOGY, INC. | E0303442009-1

NAME OF CORPORATION

100103

FOR THE FILING PERIOD OF MAY, 2016 TO MAY, 2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20160510234-84** Filing Date and Time **11/23/2016 7:36 AM** Entity Number **E0303442009-1**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001489902

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

001 - Governmental Entity

005 - Motion Picture Company

006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
YINGPING ZHANG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
NAME	TITLE(S)		
LINGJING ZHAO	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
334 HUANSHI EAST ROAD, YUEXIU DISTRICT , CHN	GUANGZHOU		510623
NAME	TITLE(S)		
MING CHENG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
334 HUANSHI EAST ROAD, YUEXIU DISTRICT , CHN	GUANGZHOU		510623
NAME	TITLE(S)		
LI WANG	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X YINGPING ZHANG

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 11/23/2016 7:36:00 AM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

CHINA GEWANG BIOTECHNOLOGY, INC.

ENTITY NUMBER: E0303442009-1

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JUN WEN	DIRECTOR	NO. 1 ROW 3 ZHUPING DIST., YUANQU CTY , CHN	TONGKUAN		727000
YINGPING ZHANG	DIRECTOR	8 JINSUI RD., PEARL RIVER NEW TOWN , CHN	GUANGZHOU		510623
HAI LIN	DIRECTOR	334 HUANSHI EAST ROAD, YUEXIU DISTRICT , CHN	GUANGZHOU		510623
RUIGANG GUO	DIRECTOR	334 HUANSHI EAST ROAD, YUEXIU DISTRICT , CHN	GUANGZHOU		510623